BANCREEK U.S. LARGE CAP ETF SCHEDULE OF INVESTMENTS (Unaudited) August 31, 2025

Common Stocks — 99.7%	Shares	Fair Value
Communications — 2.9%
T-Mobile US, Inc.	10,187	$ 2,567,022

Consumer Discretionary — 12.7%
AutoZone, Inc.(a)	635	2,666,067
Hilton Worldwide Holdings, Inc.	8,962	2,474,050
O'Reilly Automotive, Inc.(a)	33,830	3,507,493
TJX Companies, Inc. (The)	19,083	2,606,929
		11,254,539
Financials — 8.5%
Cboe Global Markets, Inc.	10,474	2,471,340
Houlihan Lokey, Inc.	13,686	2,726,936
Marsh & McLennan Companies, Inc.	11,452	2,356,936
		7,555,212
Health Care — 3.0%
Boston Scientific Corporation(a)	24,881	2,624,946

Industrials — 39.6%+
Amphenol Corporation, Class A	32,381	3,524,996
Badger Meter, Inc.	14,065	2,572,770
Cintas Corporation	17,248	3,622,597
Eaton Corporation PLC	6,986	2,439,092
Hubbell, Inc.	6,137	2,644,986
Mueller Industries, Inc.	38,383	3,682,465
Parker-Hannifin Corporation	5,031	3,820,290
Republic Services, Inc.	11,176	2,614,849
Trane Technologies PLC	8,769	3,644,395
TransDigm Group, Inc.	1,882	2,632,692
WW Grainger, Inc.	3,739	3,789,477
		34,988,609
Materials — 6.8%
Linde PLC	5,014	2,398,146
Reliance, Inc.	12,298	3,636,027
		6,034,173
Technology — 26.2%+
Apple, Inc.	11,675	2,710,235
Broadcom, Inc.	12,083	3,593,363
Crane NXT Company	40,179	2,399,892
Gartner, Inc.(a)	10,805	2,714,108
Microsoft Corporation	5,218	2,643,909
Motorola Solutions, Inc.	8,089	3,821,728
Oracle Corporation	11,225	2,538,309
Visa, Inc., Class A	7,672	2,698,856
		23,120,400

Total Common Stocks
(Cost $81,242,616)		88,144,901

Total Investments — 99.7%
(Cost $81,242,616)		88,144,901

Other Assets in Excess of Liabilities — 0.3%		247,639

Total Net Assets — 100.0%		$ 88,392,540

PLC	- Public Limited Company
(a)	Non-income producing security.

+	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.